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                                                                 EXHIBIT 10.14.a

William C. Dennis, Jr.
9501 West Highway 326
Ocala, FL  34482



May 1, 2001


The Board of Directors at
International Asset Holding Corporation
250 Park Avenue South, Suite 200
Winter Park, FL  32789

Re:  Bonus Pursuant to Employment Agreement
     --------------------------------------

Gentlemen:

     Reference is made to my Employment Agreement dated September 7, 2000. Pursuant to that Agreement, I was to be paid a $150,000 bonus as of the end of April, 2001.

     I hereby waive my claim to such bonus and agree that this waiver is irrevocable and unconditional.

                                                     Very truly yours,

                                                     /s/ William C. Dennis, Jr.

                                                     William C. Dennis, Jr.